UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 4, 2005

                       NATIONAL DIVERSIFIED SERVICES, INC.
             (Exact name of registrant as specified in its charter)


            Delaware                 002-99080              11-2820379
(State  or  Other  Jurisdiction   (Commission  File     (I.R.S. Employer
       of  Incorporation)               Number)      Identification Number)


                 1927 Gary Road, Stewartsville, New Jersey 08886
               (Address of principal executive offices) (zip code)

                                 (732) 356-9555
               (Registrant's telephone number, including area code)

                                   Copies to:
                               Marc J. Ross, Esq.
                              Yoel Goldfeder, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

         6000 Fairview Road, 12th Floor, Charlotte, North Carolina 28210
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  1.01  Entry  into  a  Material  Definitive  Agreement.

     On August 4, 2005, National Diversified Services, Inc. (the "Company") entered into an Agreement and Plan of Merger (the "Agreement") with NADS Acquisition Corp., a Delaware corporation and wholly owned subsidiary of the Company ("NADS"), The Certo group, Inc., a Delaware corporation ("Certo") and Dominic Certo, the sole shareholder of Certo (the "Certo Shareholder"). Pursuant to the Agreement, Certo is to merge into NADS. As consideration for the merger of Certo into NADS, the Company is to issue 79,639,830 shares of the Company's common stock to the Certo Shareholder.

     Certo is a food service company, specializing in the exclusive management of in-house cafeterias, vending, catering and office coffee services to large corporate and institutional clients. To a small degree Certo also manages retail restaurant locations. Certo operates most of its cafeterias and restaurants with the branded name of L.A. Caf .


Item  9.01  Exhibits.

Exhibit
Number                          Description
---------- ---------------------------------------------------------------------
10.1 Agreement and Plan of Merger by and among National Diversified Services, Inc., NADS Acquisition Corp., The Certo group, Inc.
           and Dominic Certo.

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          NATIONAL  DIVERSIFIED  SERVICES,  INC.


Dated:  August  11,  2005                 By:     /s/Dominic  Certo
                                                  ------------------
                                          Name:   Dominic  Certo
                                          Title:  Chief  Executive  Officer